SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


         [ ]     Preliminary Proxy Statement
         [X]     Definitive Proxy Statement
         [ ]     Definitive Additional Materials
         [ ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or
                 Sec. 240.14a-12


                          PHOENIX-ABERDEEN SERIES FUND
                (Name of Registrant as Specified in its Charter)
                               Thomas N. Steenburg
                      c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check appropriate box):

       [X]    No fee required.
       [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
              0-11.
              1)  Title of each class of securities to which transaction applies:
              2)  Aggregate number of securities to which transaction applies:
              3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined.)
              4)  Proposed maximum aggregate value of transaction:

       [ ]    Fee paid previously with preliminary materials.
       [ ]    Check box if any part of the fee is offset as provided by
              Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              1)  Amount Previously Paid:
              2)  Form, Schedule or Registration No.:
              3)  Filing Party:
              4)  Date Filed:

                         PHOENIX-ABERDEEN SERIES FUND


                               101 Munson Street
                        Greenfield, Massachusetts 01301

                               ----------------
                   Notice of Special Meeting of Shareholders
                       10:00 a.m. (eastern time), Friday,
                                 August 7, 1998

                               ----------------
To the Shareholders:

     A Special Meeting of Shareholders of Phoenix-Aberdeen Series Fund (the "Fund") will be held in the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts 01301, on Friday, August 7, 1998 at 10:00 a.m. (eastern time) for the following purposes:

     (1) To approve or not approve an investment advisory agreement with Phoenix-Aberdeen International Advisors, LLC (see Exhibit A);

     (2) To approve or not approve a subadvisory agreement with Aberdeen Fund Managers, Inc. (see Exhibit B);

     (3) To approve or not approve a subadvisory agreement with Phoenix Investment Counsel, Inc. (see Exhibit C);

     (4) To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

     These proposals are discussed in detail in the attached Proxy Statement.

     The Board of Trustees has fixed June 8, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.


     Whether or not you plan to attend the meeting in person, please provide your instructions by completing, dating and signing the enclosed proxy and returning it promptly in the postpaid return envelope enclosed for your use. Prompt return of proxies from shareholders will save the Fund and shareholders the costs associated with further solicitation. The enclosed proxy is being solicited by the Board of Trustees of the Fund.

                                     By Order of the Board of Trustees,



                                     G. JEFFREY BOHNE, Secretary



Greenfield, Massachusetts
July 2, 1998

                         PHOENIX-ABERDEEN SERIES FUND


                               101 Munson Street
                        Greenfield, Massachusetts 01301

                               ----------------
                                PROXY STATEMENT
                       A Special Meeting of Shareholders
                          to be Held on August 7, 1998

                               ----------------


     The enclosed proxy is solicited by the Board of Trustees of Phoenix-Aberdeen Series Fund (the "Fund") for use at the Special Meeting of Shareholders to be held on Friday, August 7, 1998, and at any adjournment thereof. Shareholders of record at the close of business on June 8, 1998, ("Shareholders") are entitled to notice of and to vote at the Special Meeting and any adjourned session. On that date there were issued and outstanding 4,481,239.315 shares, par value $1 per share, of the Fund (the "Shares"). Each Shareholder will be entitled to one vote for each full Share (and a fractional vote corresponding to any fractional Share) registered in his or her name on the Fund's books on the record date and not thereafter repurchased or redeemed by the Fund.



     All Shares will be voted in accordance with the specifications on duly executed proxies for such Shares. If a duly executed proxy does not specify a choice between approval or disapproval of, or abstention with respect to any proposal, the Shares represented by the proxy will be voted in favor of the proposal. Any Shareholder executing a proxy has the power to revoke it at any time before it is exercised by executing and submitting to the Fund a later-dated proxy or written notice of revocation or by attending the meeting and voting in person.


     In addition to the solicitation of proxies by mail, officers and regular employees of Phoenix Investment Partners, Ltd. or its affiliates and persons employed for the purpose may solicit proxies personally or by telephone or telegram. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Fund for their reasonable expenses in sending proxy materials to beneficial owners of Fund shares. The cost of solicitation of proxies will be borne by Aberdeen Fund Managers, Inc. and its affiliates.


     In the event that insufficient votes in favor of any of the items set forth in the attached Notice of the meeting are received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than sixty days in the aggregate to permit further solicitation of proxies with respect to any such matters. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against such adjournment those proxies required to be voted against any such proposal.


     The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund or any series is required to constitute a quorum for transacting business at the meeting. If a Shareholder abstains from voting as to any matter, then the Shares held by such Shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the Shares covered by such non-vote proxy shall be deemed present at the meeting for all purposes except for the purposes of calculating the vote with respect to such matter.


     This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about July 2, 1998.


     A copy of the Fund's most recent annual and semiannual reports will be furnished, without charge, to any shareholder upon request to Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Shareholders may also call Phoenix Equity Planning Corporation toll-free at (800) 243-4361.

Shares Owned by Certain Beneficial Owners and Management

     The following table sets forth information as of May 29, 1998 with respect to each person who owns of record or is known by the Fund to won of record or beneficially own 5% or more of any series or class of the Fund:


 Name of Shareholder           Name/Class of Series        Number of Shares     Percent of Class
---------------------         ----------------------      ------------------   -----------------

Phoenix Home Life              New Asia Class A            305,646.257          26.08%
56 Prospect St.                Global Small Cap Class A    547,011.198          29.92%
Hartford, CT 06103

Prudential Securities Inc.     New Asia Class B             41,301.803           7.75%
FBO Spitzer Management
150 E. Bridge St.
Elyria, OH 44035

Merrill Lynch Pierce           New Asia Class B             35,019,355           6.57%
 Fenner & Smith                Global Small Cap Class B    107,961.729           8.15%
4800 Deer Lake Dr. E.
Jacksonville, FL 32246

     On May 29, 1998, the Trustees and officers as a group owned beneficially less than one percent of the Fund's outstanding shares.

           PROPOSALS 1, 2 AND 3: TO APPROVE OR NOT APPROVE INVESTMENT
                      ADVISORY AND SUBADVISORY AGREEMENTS


     The Trustees are requesting that Shareholders approve the Investment Advisory Agreement with Phoenix Aberdeen International Advisors, LLC ("PAIA" or "Adviser") (Proposal 1), the Subadvisory Agreement among the Fund, PAIA and Phoenix Investment Counsel, Inc. ("PIC") (Proposal 2), and the Subadvisory Agreement among the Fund, PAIA and Aberdeen Fund Managers, Inc. ("AFM") (Proposal 3). The Investment Advisory and Subadvisory Agreements are sometimes collectively referred to in this Proxy Statement as "Advisory Agreements."


     As required by the Investment Company Act of 1940 (the "Act"), each of the Advisory Agreements calls for its termination in the event of its assignment. "Assignment" under the Act includes a change of control of the adviser, and "change of control" presumptively occurs if there is a change in the ownership of 25% or more of the voting securities of the adviser. As a result of a transaction described below, an assignment of the Advisory Agreements has occurred as a matter of law. Shareholders are not being asked to approve any changes to the Advisory Agreements, but are being asked to reapprove each of the Advisory Agreements in exactly their form prior to assignment.


Description of the Investment Advisers and the Advisory Agreements


     The investment adviser to the Fund is Phoenix-Aberdeen International Advisors, LLC ("PAIA"), One American Row, Hartford, CT 06102-5056. AFM and PIC serve as subadvisers to the Fund. PAIA is jointly owned by PM Holdings, Inc. ("Holdings"), a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life), and AFM, a wholly-owned subsidiary of Aberdeen Asset Management plc. PIC is an indirect, wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), formerly Phoenix Duff & Phelps Corporation. Holdings is a majority shareholder of PXP. The principal office of PIC is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. The principal office of AFM is located at One Financial Plaza, Suite 2210, Nations Bank Tower, Fort Lauderdale, Florida 33394. The principal office of Phoenix Home Life is located at One American Row, Hartford, Connecticut 06102-5056. The principal office of Aberdeen Asset Management plc is located at 10 Queen's Terrace, Aberdeen, Scotland AB10 1QG.



     The Investment Advisory Agreement with PAIA. PAIA acts under an Investment Advisory Agreement dated September 4, 1996. Under the Investment Advisory Agreement, PAIA is entitled to a fee, payable monthly, based on an annual percentage rate of 0.85% of the aggregate daily net asset values of each series. The amounts payable to PAIA with respect to each series are calculated upon the average of the values of the net assets of such series at the close of business each day.


     Under the Investment Advisory Agreement, PAIA has agreed to reimburse the Fund for the amount, if any, by which the total operating and management expenses of any series (including the investment adviser's compensation, but excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) for any fiscal year exceed the level of expenses which such series is permitted to bear under the most restrictive expense limitation imposed (and not waived) on open-end investment companies by any state in which shares of such series are then qualified for sale. Additionally, PAIA has agreed for the current fiscal year to reimburse each series the amount, if any, by which the operating expenses other than investment advisory fees exceeds 1.00% of the average net assets of the such series.


     The Investment Advisory Agreement provides that the PAIA shall furnish continuously an investment program for the Fund and shall manage the investment and reinvestment of the assets of the Fund subject at all times to the supervision of the Trustees. The Adviser, at its expense, also furnishes to the Fund, personnel necessary to perform the functions required to manage the investment and reinvestment of the Fund's assets (including those required for research, statistical and investment work). All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Fund are borne by the Fund. Such expenses include, but are not limited to, all expenses incurred in the any offering of its shares, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of PAIA or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to existing shareholders. Additionally, if authorized by the Trustees, the Fund will pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to, the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Fund is a party.

     For services as investment adviser during the fiscal year ended July 31, 1997, PAIA received fees of $345,915. For the same period, the Fund was reimbursed on a cost basis for expenses of $352,109 by PAIA.

     The Subadvisory Agreements. PAIA and the Fund have entered into a Subadvisory Agreement with AFM under which AFM implements certain portfolio transactions and provides research and other services to the Fund. PAIA pays a monthly subadvisory fee to AFM equivalent to .40% of the average aggregate daily net asset value of the Aberdeen New Asia Fund and .40% of the average aggregate daily net asset value of the Aberdeen Global Small Cap Fund allocated from time to time by PAIA. PAIA and the Fund also have entered into a Subadvisory Agreement with PIC under which PIC provides research, cash management and certain other domestic advisory and other services to the Fund. For providing cash management and other services to each series, PAIA pays a monthly subadvisory fee to PIC of .15% of the average aggregate daily net asset value of each series. For providing advisory services with respect to the Fund's assets allocated from time to time by PAIA, PAIA pays a monthly subadvisory fee to PIC of .40% of the average aggregate daily net asset value of each series so allocated. AFM and PIC are sometimes referred to in this proxy statement as the "Subadvisers."

     The Advisory Agreements provide that PAIA, AFM and PIC shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the Advisory Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser or Subadvisers in the performance of its duties thereunder.

     Each Advisory Agreement continues in force from year to year for all series provided that, with respect to each series, the Advisory Agreement is approved initially by a vote of a majority of the outstanding voting securities of each series and thereafter at least annually by the Trustees or by vote of a majority of the outstanding voting securities of that series. In addition, and in either event, the terms of the Advisory Agreement and any renewal thereof must be approved by the vote of a majority of Trustees who are not parties to the Advisory Agreement or "interested persons" (as that term is defined in the Act) (the "Disinterested Trustees") of any such party cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements each will terminate automatically upon its assignment (within the meaning of the Act) and may be terminated at any time, without payment of any penalty, either by the Trustees, or, as to each series, by a vote of a majority of the outstanding voting securities of such series or by the Adviser upon sixty (60) days' written notice to the Fund.

     The Advisory Agreements have been approved by the Trustees, including a majority of the Disinterested Trustees. The sole initial shareholder of the Fund approved the Advisory Agreements on September 3, 1996.

     PAIA, PIC and AFM are presently providing investment advisory services without a written agreement since the Investment Company Act of 1940 allows continuance of written agreements under certain conditions following a change of control only for 120 days. Notwithstanding the absence of such written agreements, investment advisory and subadvisory services are being provided generally according to the terms of the Advisory Agreements as described above.



     For subadvisory services to the Fund during the fiscal year ended July 31, 1997, the Adviser paid $116,670 to AFM and $107,157 to PIC.


Description of Change of Control

     PAIA is a limited liability company jointly owned and managed by P.M. Holdings, a wholly-owned subsidiary of Phoenix Home Life, and AFM, a wholly-owned subsidiary of Aberdeen Asset Management plc ("Aberdeen"). Aberdeen is a publicly owned company organized and operating in the United Kingdom and is the parent company of a fund management group which manages assets for a range of institutions, investment trusts, unit trusts, offshore funds and private clients. At the time of original approval of the Advisory Agreements, Phoenix Home Life owned approximately 32% of the outstanding shares of Aberdeen.

     On September 8, 1997, Aberdeen acquired Prolific Financial Management plc, the investment management subsidiary of The Scottish Provident Institution, an Edinburgh-based life assurer. The combination of the two businesses significantly increased Aberdeen's assets under management and provided management opportunities for a more diverse range of investment products. In exchange for the shares of Prolific, Aberdeen issued to Scottish Provident 58,414,994 new ordinary shares of Aberdeen. As a result, Scottish Provident increased its ownership from approximately 1.7% to 41% of Aberdeen's outstanding shares; Phoenix Home Life now owns approximately 11%. These changes in ownership of Aberdeen's outstanding shares constitute a change of control under the Act.


     Although this change of control of did not affect PIC, it has been determined that the change of control of PAIA and AFM necessitates the reapproval of each of the Advisory Agreements.


Trustees' Evaluation of the Advisory Agreements, Change of Control Issue and Recommendations


     At a meeting of the Fund's Executive Committee held on November 18, 1997, a representative of Aberdeen made a presentation to the Committee concerning the share transactions between Aberdeen and Scottish Provident. Based upon this presentation and a review of materials provided to the Committee describing the particulars of the transactions, as well as assurances from an Aberdeen representative that the transactions would not amend any of the Advisory Agreements in any way nor would they have an effect on day-to-day operations of PAIA and AFM (nor PIC, since it is unaffected by the change of control of Aberdeen), the Executive Committee voted to recommend that the Fund's Board of Trustees approve the change of control of Aberdeen and AFM and that such Board recommend approval to Shareholders of the Fund. At its meeting held on November 19, 1997, the Board of Trustees considered the recommendation of the Executive Committee. The Trustees, including a majority of Disinterested Trustees, voted to approve each of the Advisory Agreements and to submit each of the Advisory Agreements for shareholder approval with their recommendation that the Advisory Agreements be approved.

     In originally approving each Advisory Agreement, and in considering renewal upon and after the change of control, the Trustees, including the Disinterested Trustees, requested and evaluated information provided by the Adviser which, in their opinion, constituted all the information reasonably necessary for the Trustees to form a judgment as to whether each Advisory Agreement would be in the best interests of the Fund and its Shareholders. The Trustees took into account all factors they deemed relevant, including, but not limited to: (i) the advisory fees and other expenses that would be paid under the Advisory Agreements as compared to those of similar mutual funds managed by other investment advisers;

(ii) the nature, quality and extent of the portfolio management and non-advisory services to be furnished by the Adviser and Subadvisers; (iii) the nature of the Adviser's and Subadvisers' research capability and the related benefits to the Fund; (iv) the relationship of the advisory fee structure under the Advisory Agreements to the fee structures of comparable mutual funds; and
(v) the cost and complexity of providing portfolio management services. With respect to the services to be provided on behalf of the Fund, the Trustees determined that the compensation to be paid to the Adviser and Subadvisers under the Advisory Agreements was fair and reasonable, and the Advisory Agreements would allow the Adviser and Subadvisers to receive fees for their respective services that were competitive with fees paid by other mutual funds to other investment advisers.


Management of the Investment Adviser and Subadvisers

     The directors of PAIA are Radhika Ajmera, Kathleen Bloomquist, Nathaniel Brinn, Christopher Fishwick, Martin J. Gavin, Martin J. Gilbert, Michael E. Haylon, Beverley Hendry, David R. Pepin, Simon Y. Tan, Thomas Van Oss and Hugh Young. Messrs. Gilbert and Pepin are Managing Directors of PAIA. The address of Mr. Haylon is 56 Prospect Street, Hartford, Connecticut 06115-0480. Mr. Haylon's principal occupation is that of an executive officer of Phoenix Investment Partners, Ltd. The address of Ms. Bloomquist and Messrs. Brinn, Gavin, Pepin and Tan is One American Row, Hartford, Connecticut 06102-5056. The principal occupation of each of these individuals is that of an officer of Phoenix Home Life. The address of Messrs. Ajmera, Fishwick and Van Oss is 10 Queen's Terrace, Aberdeen, Scotland. The principal occupation of each of these individuals is that of an officer of Aberdeen Asset Managers, Ltd. The address of Mr. Gilbert is 10 Queen's Terrace, Aberdeen, Scotland. The address of Mr. Hendry is One Financial Plaza, Nations Bank Tower, Fort Lauderdale, Florida 33394. The principal occupation of each of these individuals is that of executive officer of Aberdeen Asset Management plc. The address of Mr. Young is 88A Circular Road, Singapore 049439. Mr. Young's principal occupation is that of an investment officer of Aberdeen Asset Management Asia Limited.


     Mr. Haylon, Executive Vice President of the Fund, is a director of PAIA. Mr. Young, Senior Vice President of the Fund, is a director of PAIA.


     The directors of AFM are Richard D. Fabricius, Martin Gilbert, Beverley Hendry, Gawaine Lewis and James L. Pope. The address of each, as it relates to his duties at AFM, is the same as that of AFM. The principal occupations of Messrs. Gilbert, Hendry and Lewis are described above. Mr. Fabricius' principal occupation is that of director of sales and marketing of Aberdeen Fund Managers, Inc. Mr. Pope's principal occupation is that of Managing Director of Philadelphia International Investment Corporation. Mr. Lewis, an officer of the Fund, is a director of AFM.

     The directors of PIC are Michael E. Haylon, Philip R. McLoughlin and William R. Moyer. The address of each, as it relates to his duties at PIC, is the same as that of PIC. The principal occupation of each director is that of an executive officer of PXP. Messrs. Haylon and McLoughlin are directors of PXP. Mr. McLoughlin also serves as a director of Phoenix Home Life. Mr. Haylon, Executive Vice President of the Fund, is President and a director of PIC. Philip R. McLoughlin, a Trustee and President of the Fund, is a director and Chairman of PIC. William R. Moyer, Vice President of the Fund, is a director and Senior Vice President, Chief Financial Officer and Treasurer of PIC. John
D. Kattar, William E. Keen, III, Leonard J. Saltiel and Julie L. Sapia, officers of the Fund, are also officers of PIC.



Portfolio Transactions and Brokerage

     In effecting portfolio transactions, the Adviser and Subadvisers adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined below. The Adviser and Subadvisers may cause the Fund to pay a broker or dealer an amount of commission for effecting securities transactions in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if the Adviser or Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer or that any offset of direct expenses yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or the Adviser and Subadvisers are considered to be in addition to and not in lieu of services required to be performed by the Adviser and Subadvisers under their respective contracts with the Fund and may benefit both other series of the Fund and other clients of the Adviser and Subadvisers. Conversely, brokerage and research services provided by brokers to other clients of the Adviser and Subadvisers may benefit the Fund. Where transactions are made in the over-the-counter market, the Adviser and Subadvisers will cause the Fund to deal with the primary market makers, unless more favorable prices are otherwise obtainable.

     The Fund paid no commissions to any Affiliated Broker for portfolio transactions during its most recent fiscal year.

Additional Information About the Adviser and Certain Other Service Providers


     In addition to the Fund, PAIA serves as investment adviser to the Aberdeen New Asia Series of The Phoenix Edge Series Fund (the "Aberdeen Series"). The size of the Aberdeen Series as of March 31, 1998 and the annual rate of compensation is set forth in the table below. The compensation rate listed is applied to the aggregate daily net asset value of the Aberdeen Series.



                      Size of Fund
   Name of Fund      (In Millions)     Rate of Compensation
-----------------   ---------------   ---------------------
Aberdeen Series         $ 10.9                 0.85%


     Phoenix Equity Planning Corporation ("PEPCO"), an affiliate of the Adviser, serves as national distributor of the Fund's shares pursuant to distribution plans adopted by the Fund's Trustees and shareholders. Under the distribution plans, the Fund pays PEPCO .25% annually of the average aggregate daily net asset value of each class of each series of the Fund for providing shareholder services and will reimburse PEPCO up to .75% of the average aggregate daily net asset value of the Fund's Class B shares. For the fiscal year ended July 31, 1997, the Fund paid PEPCO $211,254 for its services as national distributor. PEPCO's address is 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.

     PEPCO also serves as financial agent of the Fund, and as such, is responsible for the bookkeeping and pricing functions and certain other functions for the Fund. For its services as financial agent, PEPCO receives a fee equal to the sum of (a) the documented cost of fund accounting and related services provided by its subagent, plus (2) the documented cost to PEPCO to provide financial reporting and tax services, and oversight of subagent's performance. The Fund paid PEPCO $97,866 for its services as financial agent during the fiscal year ended July 31, 1997.

     PEPCO also serves as transfer agent for the Fund for which it is paid $14.95 for each designated shareholder account. For the fiscal year ended July 31, 1997, the Fund paid PEPCO $112,542 for its services as transfer agent.

     Phoenix Investment Partners, Ltd. ("PXP"), an affiliate of the Adviser, serves as administrator for the Fund, and as such facilitates and provides administrative services for the Fund. For its services as administrator, PXP receives a fee based on an annual rate of .15% of the average aggregate daily net assets of the Fund. For the fiscal year ended July 31, 1997, the Fund paid PXP $61,044 for its services as administrator. PXP's address is 56 Prospect Street, Hartford, CT 06115-0480.

Voting Requirements

     The Trustees recommend that the shareholders approve the Advisory Agreements. Approval of the Advisory Agreements is to be determined by the vote of a majority of the outstanding shares of the Aberdeen Series. A majority is constituted by the lessor of: (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Series.


                      THE TRUSTEES RECOMMEND A VOTE "FOR"
                    THE APPROVAL OF THE ADVISORY AGREEMENTS


                                   PROPOSAL 4

                                 MISCELLANEOUS

     As of the date of this Proxy Statement, the Fund's management knows of no other matters to be brought before this meeting. However, if other matters properly come before this meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.


                  PROPOSALS FOR NEXT MEETING OF SHAREHOLDERS

     The Fund is not required and does not intend to hold annual meetings of shareholders. The next meeting of shareholders will be held at such time as may be determined by the Trustees or legally required. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders must submit the proposal in writing so that it is received by the Fund within a reasonable time before the solicitation for such meeting is made and must satisfy all other legal requirements.

                                    By Order of the Board of Trustees,



                                    G. JEFFREY BOHNE, Clerk


Greenfield, Massachusetts
July 2, 1998

                                                                       Exhibit A
                          INVESTMENT ADVISORY AGREEMENT


      THIS AGREEMENT made effective as of the 4th day of September, 1996 by and between Phoenix-Aberdeen Series Fund, a Massachusetts business trust having a place of business located at 101 Munson Street, Greenfield, Massachusetts (the "Trust") and Phoenix-Aberdeen International Advisors, LLC, a Delaware limited liability company having a place of business located at 56 Prospect Street, Hartford, Connecticut (the "Adviser").

       WITNESSETH THAT:

       1. The Trust hereby appoints the Adviser to act as investment adviser to the Trust on behalf of the following two series of the Trust established and designated by the Trustees on or before the date hereof, namely (i) Phoenix-Aberdeen New Asia Fund and (ii) Phoenix-Aberdeen Global Small Cap Fund (collectively, the "Existing Series"), for the period and on the terms set forth herein. The Adviser accepts such appointment and agrees to render the services described in this Agreement for the compensation herein provided.

       2. In the event that the Trustees desire to retain the Adviser to render investment advisory services hereunder with respect to one or more additional series ("Additional Series"), the Trust shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Trust in writing, whereupon such Additional Series shall become subject to the terms and conditions of this Agreement.

       3. The Adviser shall furnish continuously an investment program for the Existing Series and any Additional Series which may become subject to the terms and conditions set forth herein (sometimes collectively referred to as the "Series") and shall manage the investment and reinvestment of the assets of each Series, subject at all times to the supervision of the Trustees.

       4. With respect to managing the investment and reinvestment of the Series' assets, the Adviser shall provide, at its own expense:

          (a)  Investment research, advice and supervision;

          (b) An investment program for each Series consistent with its investment objectives;

          (c) Implementation of the investment program for each Series including the purchase and sale of securities;

          (d)  Advice and assistance on the general operations of the Trust; and

          (e) Regular reports to the Trustees on the implementation of each Series' investment program.

       5. The Adviser shall, for all purposes herein, be deemed to be an independent contractor.

       6. The Adviser shall furnish at its own expense, or pay the expenses of the Trust, for the following:

          (a) Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series' assets (including those required for research, statistical and investment work);

          (b) Any Subadviser recommended by the Adviser and appointed to act on behalf of the Trust.

       7. All costs and expenses not specifically enumerated herein as payable by the Adviser shall be paid by the Trust. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Additionally, if authorized by the Trustees, the Trust shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

       8. For providing the services and assuming the expenses outlined herein, the Trust agrees that the Adviser shall be compensated as follows:

          (a) The Trust shall pay the Adviser a monthly fee with respect to each Series at the annual rate of .85% of the average aggregate daily net asset values of each Series. The amounts payable to the Adviser with respect to each Series shall be based upon the average of the values of the net assets of such Series as of the close of business each day, computed in accordance with the Trust's Declaration of Trust.

          (b) Compensation shall accrue immediately upon the effective date of this Agreement.

          (c) If there is termination of this Agreement during a month, each Series' fee for that month shall be proportionately computed upon the average of the daily net asset values of such Series for such partial period in such month.

          (d) The Adviser agrees to reimburse the Trust for the amount, if any, by which the total operating and management expenses for any Series (including the Adviser's compensation, pursuant to this paragraph, but excluding taxes, interest, costs of portfolio acquisitions and dispositions and extraordinary expenses), for any "fiscal year" exceed the level of expenses which such Series is permitted to bear under the most restrictive expense limitation (which is not waived by the State) imposed on open-end investment companies by any state in which shares of such Series are then qualified. Such reimbursement, if any, will be made by the Adviser to the Trust within five days after the end of each month. For the purpose of this subparagraph (d), the term "fiscal year" shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

       9. The services of the Adviser to the Trust are not to be deemed exclusive, the Adviser being free to render services to others and to engage in other activities. Without relieving the Adviser of its duties hereunder and subject to the prior approval of the Trustees and subject further to compliance with applicable provisions of the Investment Company Act of 1940, as amended, the Adviser may appoint one or more agents to perform any of the functions and services which are to be provided under the terms of this Agreement upon such terms and conditions as may be mutually agreed upon among the Trust, the Adviser and any such agent.

       10. The Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties hereunder.

       11. It is understood that:

          (a) Trustees, officers, employees, agents and shareholders of the Trust are or may be "interested persons" of the Adviser as directors, officers, stockholders or otherwise;

          (b) Directors, officers, employees, agents and stockholders of the Adviser are or may be "interested persons" of the Trust as Trustees, officers, shareholders or otherwise; and

          (c) The existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder.

       12. This Agreement shall become effective with respect to the Existing Series as of the date stated above (the "Contract Date") and with respect to any Additional Series, on the date specified in the notice to the Trust from the Adviser in accordance with paragraph 2 hereof that the Adviser is willing to serve as Adviser with respect to such Additional Series. Unless terminated as herein provided, this Agreement shall remain in full force and effect for a period of two years following the Contract Date, and, with respect to each Additional Series, until the next anniversary of the Contract Date following the date on which such Additional Series became subject to the terms and conditions of this Agreement and shall continue in full force and effect for periods of one year thereafter with respect to each Series so long as (a) such continuance with respect to any such Series is approved at least annually by either the Trustees or by a "vote of the majority of the outstanding voting securities" of such Series and (b) the terms and any renewal of this Agreement with respect to any such Series have been approved by a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" of any such party cast in person at a meeting called for the purpose of voting on such approval; provided, however, that the continuance of this Agreement with respect to each Additional Series is subject to its approval by a "vote of a majority of the outstanding voting securities" of any such Additional Series on or before the next anniversary of the Contract Date following the date on which such Additional Series became a Series hereunder.

       Any approval of this Agreement by a vote of the holders of a "majority of the outstanding voting securities" of any Series shall be effective to continue this Agreement with respect to such Series notwithstanding (a) that this Agreement has not been approved by a "vote of a majority of the outstanding voting securities" of any other Series of the Trust affected thereby and (b) that this Agreement has not been approved by the holders of a "vote of a majority of the outstanding voting securities" of the Trust, unless either such additional approval shall be required by any other applicable law or otherwise.

       13. The Trust may terminate this Agreement with respect to the Trust or to any Series upon 60 days' written notice to the Adviser at any time, without the payment of any penalty, by vote of the Trustees or, as to each Series, by a "vote of the majority of the outstanding voting securities" of such Series. The Adviser may terminate this Agreement upon 60 days' written notice to the Trust, without the payment of any penalty. This Agreement shall immediately terminate in the event of its "assignment".

       14. The terms "majority of the outstanding voting securities", "interested persons" and "assignment", when used herein, shall have the respective meanings in the Investment Company Act of 1940, as amended.

       15. In the event of termination of this Agreement, or at the request of the Adviser, the Trust will eliminate all reference to "Phoenix" and/or "Phoenix-Aberdeen" from its name, and will not thereafter transact business in a name using the word "Phoenix" and/or "Phoenix-Aberdeen" in any form or combination whatsoever, or otherwise use the word "Phoenix" and/or "Phoenix-Aberdeen" as part of its name. The Trust will thereafter in all prospectuses, advertising materials, letterheads, and other material designed to be read by investors and prospective investors delete from its name the word "Phoenix" and/or "Phoenix-Aberdeen" or any approximation thereof. If the Adviser chooses to withdraw the Trust's right to use the word "Phoenix" and/or "Phoenix-Aberdeen", it agrees to submit the question of continuing this Agreement to a vote of the Trust's shareholders at the time of such withdrawal.

       16. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or be binding upon or impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. The Declaration of Trust, as amended, is or shall be on file with the Secretary of The Commonwealth of Massachusetts.

       17. This Agreement shall be construed and the rights and obligations of the parties hereunder enforced in accordance with the laws of The Commonwealth of Massachusetts.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.


                                   PHOENIX-ABERDEEN SERIES  FUND


                                   By:  /s/ Philip R. McLoughlin
                                        ----------------------------------------
                                        Philip R. McLoughlin
                                        President


                                   PHOENIX-ABERDEEN
                                   INTERNATIONAL ADVISORS, LLC


                                   By:  /s/ David R. Pepin
                                        ----------------------------------------
                                        David R. Pepin
                                        Managing Director


                                   By:  /s/ Martin J. Gilbert
                                        ----------------------------------------
                                        Martin J. Gilbert
                                        Managing Director

                                                                       Exhibit B

                          PHOENIX-ABERDEEN SERIES FUND

                              SUBADVISORY AGREEMENT
                              ---------------------


                                                               September 4, 1996


Aberdeen Fund Managers, Inc.
1 Financial Plaza, Suite 2210
NationsBank Tower
Fort Lauderdale, Florida 33394


RE: Subadvisory Agreement

Gentlemen:

Phoenix-Aberdeen Series Fund (the "Fund") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder. The shares of the Fund are offered or may be offered in several series, including the Phoenix-Aberdeen New Asia Fund and the Phoenix-Aberdeen Global Small Cap Fund (collectively sometime hereafter referred to as the "Series").

Phoenix-Aberdeen International Advisors, LLC (the "Adviser") evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

1. Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Aberdeen Fund Managers, Inc. (the "Subadviser") as a discretionary series adviser to invest and reinvest the assets of the Series, or, in the case of Phoenix-Aberdeen Global Small Cap Fund, such assets of such Series as the Adviser shall from time to time specify (hereafter sometimes called the "Delegated Assets"), on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities which do not conflict in any material manner in the Subadviser's performance hereunder.

2. Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a discretionary series adviser of the Series and agrees to use its best professional judgment to make investment decisions for the Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof.

3. Services of Subadviser. In providing management services to the Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Series and as set forth in the Fund's then current Prospectus and Statement of Additional Information (as the same may be modified from time to time and provided to the Subadviser by Adviser), and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Trustees of the Fund (the "Trustees"), and to instructions from the Adviser. The Subadviser shall not, without the Fund's prior approval, effect any transactions which would cause the Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

4. Transaction Procedures. All series transactions for the Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Fund all investment orders for the Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

     A. In placing orders for the sale and purchase of Series securities for the Fund, the Subadviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser's overall responsibilities with respect to its clients, including the Fund, as to which the Subadviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

     B. Subject to the requirements of paragraph A above, the Adviser shall have the right to require that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Adviser and the Subadviser, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or that will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Series. In addition, subject to paragraph A above and the applicable Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Fund shall have the right to request that series transactions be executed by brokers and dealers by or through whom sales of shares of the Fund are made.

     C. The Subadviser shall not execute any Series transactions for the Series with a broker or dealer that is an "affiliated person" (as defined in the Act) of the Fund, the Subadviser or the Adviser without the prior written approval of the Fund. The Fund will provide the Subadviser with a list of brokers and dealers that are "affiliated persons" of the Fund or Adviser.

6. Proxies. The Fund, or the Adviser as its authorized agent, will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Series may be invested. At the request of the Fund, the Subadviser shall provide the Fund with its recommendations as to the voting of particular proxies.

7. Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

8. Limitation of Liability. The Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Series and that such acts or omissions shall not have resulted from the Subadviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Subadviser in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Subadviser from liability under the Act).

9. Confidentiality. Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadviser and the Fund in respect thereof.

10. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

11. Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

          A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

          B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Fund, and will be surrendered to the Fund or to Adviser as agent of the Fund promptly upon request of either.

          C. It has or shall adopt a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Fund and Adviser with a copy of the code of ethics and evidence of its adoption. Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Phoenix-Aberdeen Series Fund (the "Code of Ethics"). Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to Adviser that the Subadviser has complied with the requirements of Rule 17j-l during the previous calendar quarter and that there has been no violation of its code of ethics, or the Code of Ethics, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadviser shall permit the Fund and Adviser to examine the reports required to be made by the Subadviser under Rule 17j-l(c)(1) and this subparagraph.

          D. Upon request, the Subadviser will promptly supply the Fund and Adviser, or such other person as Adviser shall direct, with any information concerning the Subadviser and its stockholders, employees and affiliates which the Fund may reasonably require in connection with reports to the Fund's Board of Trustees or the preparation of its registration statement, proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or under applicable securities laws.

          E. Reference is hereby made to the Declaration of Trust dated May 31, 1996, establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Phoenix-Aberdeen Series Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

12. Amendment. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A, B, and D, is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the Act.

13. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until the first meeting of the shareholders of the Series, and, if its renewal is approved at that meeting in the manner required by the Act, shall continue in effect thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Investment Company Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of
     Section 15(c) thereof.

14. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon thirty (30) days' written notice to the other parties, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

15. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

16. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

                                                PHOENIX-ABERDEEN SERIES FUND



                                                By:  /s/ Philip R. McLoughlin
                                                     ---------------------------
                                                     Philip R. McLoughlin
                                                     President


                                                PHOENIX ABERDEEN INTERNATIONAL
                                                ADVISORS, LLC


                                                By:  /s/ David R. Pepin
                                                     ---------------------------
                                                     David R. Pepin
                                                     Managing Director


                                                By:  /s/ Martin J. Gilbert
                                                     ---------------------------
                                                     Martin J. Gilbert
                                                     Managing Director
ACCEPTED:

ABERDEEN FUND MANAGERS, INC.


By: /s/ Bev Hendry
    ------------------------------------
Title:  Chief Executive Officer

SCHEDULES:        A.  Operational Procedures
                  B.  Record Keeping Requirements
                  C.  Fee Schedule
                  D.  Subadviser Functions

                                   SCHEDULE A
                                   ----------

                             OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied to Brown Brothers Harriman & Co. (the "Custodian"), the custodian for the Fund.

The Subadviser must furnish the Custodian with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Standard time) on the day of the trade (confirmation received from broker). The necessary information can be sent via facsimile machine to the Custodian. Information provided to the Custodian shall include the following:

         1.   Purchase or sale;
         2.   Security name;
         3.   CUSIP number (if applicable);
         4.   Number of shares and sales price per share;
         5.   Executing broker;
         6.   Settlement agent;
         7.   Trade date;
         8.   Settlement date;
         9.   Aggregate commission or if a net trade;
         10.  Interest purchased or sold from interest bearing security;
         11.  Other fees;
         12.  Net proceeds of the transaction;
         13.  Exchange where trade was executed; and
         14.  Identified tax lot (if applicable).

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report. This will normally be done by telex so that the Subadviser will know the amount available for investment purposes.

                                   SCHEDULE B
                                   ----------

                   RECORDS TO BE MAINTAINED BY THE SUBADVISER

1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

     A.   The name of the broker;
     B. The terms and conditions of the order and of any modifications or cancellations thereof;
     C.   The time of entry or cancellation;
     D.   The price at which executed;
     E.   The time of receipt of a report of execution; and
     F.   The name of the person who placed the order on behalf of the Fund.

2.   (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
     (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

     A.   Shall include the consideration given to:
          (i)  The sale of shares of the Fund by brokers or dealers.
          (ii) The supplying of services or benefits by brokers or dealers to:
               (a)  The Fund,
               (b)  The Adviser (Phoenix-Aberdeen International Advisors, LLC)
               (c)  The Subadviser, and
               (d)  Any person other than the foregoing.
          (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.
     B.   Shall show the nature of the services or benefits made available.
     C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.
     D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
     Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Subadviser's transactions for the Fund.


--------------------------------------
*Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or subadviser review.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE


       (a) For services provided to Phoenix-Aberdeen New Asia Fund (the "New Asia Series"), the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate of 0.40% of the average daily net asset values of the New Asia Series. The fees shall be prorated for any month during which this agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the New Asia Series shall be valued as set forth in the then current registration statement of the Fund.

       (b) For services provided to Phoenix-Aberdeen Global Small Cap Fund (the "Small Cap Series"), the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate of 0.40% of the average daily net asset values of the Delegated Assets in such prior month. The fees shall be prorated for any month during which this agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Delegated Assets shall be valued as set forth in the then current registration statement of the Fund.

                                   SCHEDULE D
                                   ----------

                              SUBADVISER FUNCTIONS

       With respect to managing the investment and reinvestment of the Series's assets, the Subadviser shall provide, at its own expense:

     (a) An investment program for the Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Adviser;

     (b) Implementation of the investment program for the Series based upon the foregoing criteria;

     (c) Quarterly reports, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Subadviser's code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Series assets in accordance with the then prevailing prospectus and statement of additional information pertaining to the Series and governing laws; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series's limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and, vi) the implementation of the Series's investment program, including, without limitation, analysis of Series performance;

     (d) Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

     (e) Participation, overall assistance and support in marketing the Series, including, without limitation, meetings with pension fund representatives, broker/dealers who have a sales agreement with Phoenix Equity Planning Corporation, and other parties requested by the Adviser.

                                                                       Exhibit C

                          PHOENIX-ABERDEEN SERIES FUND

                              SUBADVISORY AGREEMENT
                              ---------------------


                                                               September 4, 1996


Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut  06115


RE:      Subadvisory Agreement

Gentlemen:

Phoenix-Aberdeen Series Fund (the "Fund") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder. The shares of the Fund are offered or may be offered in several series, including the Phoenix-Aberdeen New Asia Fund and the Phoenix-Aberdeen Global Small Cap Fund (collectively sometime hereafter referred to as the "Series").

Phoenix-Aberdeen International Advisors, LLC (the "Adviser") evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

1. Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Phoenix Investment Counsel, Inc. (the "Subadviser"):

     (a)(i) as a discretionary series adviser to manage, upon notification from the Adviser from time to time, cash, cash equivalents and short-term investments for each Series upon the terms and conditions hereafter set forth.

     (a)(ii) to furnish officers and other personnel necessary to conduct the Fund's operations, including specifically but without limitation, compliance procedures, and to pay the compensation and expenses of Trustees who are also full-time employees of the Subadviser or any of its affiliates;

     (a)(iii) to prepare and file (A) required filings with the Securities and Exchange Commission and state securities administrators, including but not limited to posteffective amendments to the registration statement of the Fund, annual and semi-annual reports and all required notices, (B) required filings with appropriate authorities in the state of organization of the Fund, (C) proxy statements and other required reports to shareholders of the Fund, and (D) revisions and updates of the Fund's prospectus;

     (a)(iv) generally to provide continuing sponsorship support as the Fund may direct or require; and

     (b) as a discretionary series adviser to invest and reinvest to invest and reinvest such other assets of such Series as the Adviser shall from time to time specify (hereafter sometimes called the "Delegated Assets"), on the terms and conditions set forth herein.

     The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities which do not conflict in any material manner in the Subadviser's performance hereunder.

2. Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a discretionary series adviser of the Series and agrees to use its best professional judgment to make investment decisions for the Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof.

3. Services of Subadviser. In providing management services to the Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Series and as set forth in the Fund's then current Prospectus and Statement of Additional Information (as the same may be modified from time to time and provided to the Subadviser by Adviser), and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Trustees of the Fund (the "Trustees"), and to instructions from the Adviser. The Subadviser shall not, without the Fund's prior approval, effect any transactions which would cause the Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

4. Transaction Procedures. All series transactions for the Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Fund all investment orders for the Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

     A. In placing orders for the sale and purchase of Series securities for the Fund, the Subadviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser's overall responsibilities with respect to its clients, including the Fund, as to which the Subadviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

     B. Subject to the requirements of paragraph A above, the Adviser shall have the right to require that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Adviser and the Subadviser, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or that will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Series. In addition, subject to paragraph A above and the applicable Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Fund shall have the right to request that series transactions be executed by brokers and dealers by or through whom sales of shares of the Fund are made.

     C. The Subadviser shall not execute any Series transactions for the Series with a broker or dealer that is an "affiliated person" (as defined in the Act) of the Fund, the Subadviser or the Adviser without the prior written approval of the Fund. The Fund will provide the Subadviser with a list of brokers and dealers that are "affiliated persons" of the Fund or Adviser.

6. Proxies. The Fund, or the Adviser as its authorized agent, will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Series may be invested. At the request of the Fund, the Subadviser shall provide the Fund with its recommendations as to the voting of particular proxies.

7. Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

8. Limitation of Liability. The Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Series and that such acts or omissions shall not have resulted from the Subadviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Subadviser in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Subadviser from liability under the Act).

9. Confidentiality. Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadviser and the Fund in respect thereof.

10. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in
     Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

11. Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

          A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

          B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Fund, and will be surrendered to the Fund or to Adviser as agent of the Fund promptly upon request of either.

          C. It has or shall adopt a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Fund and Adviser with a copy of the code of ethics and evidence of its adoption. Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Phoenix-Aberdeen Series Fund (the "Code of Ethics"). Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to Adviser that the Subadviser has complied with the requirements of Rule 17j-l during the previous calendar quarter and that there has been no violation of its code of ethics, or the Code of Ethics, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadviser shall permit the Fund and Adviser to examine the reports required to be made by the Subadviser under Rule 17j-l(c)(1) and this subparagraph.

          D. Reference is hereby made to the Declaration of Trust dated May 31, 1996, establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Phoenix-Aberdeen Series Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

12. Amendment. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A, B, and D, is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the Act.

13. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until the first meeting of the shareholders of the Series, and, if its renewal is approved at that meeting in the manner required by the Act, shall continue in effect thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Investment Company Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of
     Section 15(c) thereof.

14. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon thirty (30) days' written notice to the other parties, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

15. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

16. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

                                            PHOENIX-ABERDEEN SERIES FUND


                                            By:  /s/ Philip R. McLoughlin
                                                 -------------------------------
                                                 Philip R. McLoughlin
                                                 President

                                            PHOENIX ABERDEEN INTERNATIONAL
                                            ADVISORS, LLC


                                            By:  /s/ David R. Pepin
                                                 -------------------------------
                                                 David R. Pepin
                                                 Managing Director


                                            By:  /s/ Martin J. Gilbert
                                                 -------------------------------
                                                 Martin J. Gilbert
                                                 Managing Director

ACCEPTED:

PHOENIX INVESTMENT COUNSEL, INC.


By:   /s/ Michael E. Haylon
      -------------------------------
      Michael E. Haylon
      President

SCHEDULES:        A.  Operational Procedures
                  B.  Record Keeping Requirements
                  C.  Fee Schedule
                  D.  Subadviser Functions

                                   SCHEDULE A
                                   ----------

                             OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied to Brown Brothers Harriman & Co. (the "Custodian"), the custodian for the Fund.

The Subadviser must furnish the Custodian with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Standard time) on the day of the trade (confirmation received from broker). The necessary information can be sent via facsimile machine to the Custodian. Information provided to the Custodian shall include the following:

         1.  Purchase or sale;
         2.  Security name;
         3.  CUSIP number (if applicable);
         4.  Number of shares and sales price per share;
         5.  Executing broker;
         6.  Settlement agent;
         7.  Trade date;
         8.  Settlement date;
         9.  Aggregate commission or if a net trade;
         10. Interest purchased or sold from interest bearing security;
         11. Other fees;
         12. Net proceeds of the transaction;
         13. Exchange where trade was executed; and
         14. Identified tax lot (if applicable).

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report. This will normally be done by telex so that the Subadviser will know the amount available for investment purposes.

                                   SCHEDULE B
                                   ----------

                   RECORDS TO BE MAINTAINED BY THE SUBADVISER

1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

     A.   The name of the broker;
     B. The terms and conditions of the order and of any modifications or cancellations thereof;
     C.   The time of entry or cancellation;
     D.   The price at which executed;
     E.   The time of receipt of a report of execution; and
     F.   The name of the person who placed the order on behalf of the Fund.

2.   (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
     (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

         A. Shall include the consideration given to:
            (i)   The sale of shares of the Fund by brokers or dealers.
            (ii) The supplying of services or benefits by brokers or dealers to:
                  (a) The Fund,
                  (b) The Adviser (Phoenix-Aberdeen International Advisors, LLC)
                  (c) The Subadviser, and
                  (d) Any person other than the foregoing.
            (iii) Any other consideration other than the technical
                  qualifications of the brokers and dealers as such.
         B. Shall show the nature of the services or benefits made available.
         C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.
         D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
     Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Subadviser's transactions for the Fund.














--------------------------------------
*Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or subadviser review.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE


       (a) For services provided to the Fund pursuant to paragraph 1(a) hereof, the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate of 0.15% of the average daily net asset values of the Fund, including each of its Series. The fees shall be prorated for any month during which this agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Fund and each Series shall be valued as set forth in the then current registration statement of the Fund.

       (b) For services provided to the Fund pursuant to paragraph 1(b), the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate of 0.40% of the average daily net asset values of the Delegated Assets in such prior month. The fees shall be prorated for any month during which this agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Delegated Assets shall be valued as set forth in the then current registration statement of the Fund.

                                   SCHEDULE D
                                   -----------

                              SUBADVISER FUNCTIONS

       With respect to managing the investment and reinvestment of the Series's assets, the Subadviser shall provide, at its own expense:

     (a) An investment program for the Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Adviser;

     (b) Implementation of the investment program for the Series based upon the foregoing criteria;

     (c) Quarterly reports, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Subadviser's code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Series assets in accordance with the then prevailing prospectus and statement of additional information pertaining to the Series and governing laws; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series's limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and, vi) the implementation of the Series's investment program, including, without limitation, analysis of Series performance;

     (d) Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

     (e) Participation, overall assistance and support in marketing the Series, including, without limitation, meetings with pension fund representatives, broker/dealers who have a sales agreement with Phoenix Equity Planning Corporation, and other parties requested by the Adviser.

PHOENIX-ABERDEEN SERIES FUND                                               PROXY

       The undersigned shareholder of Phoenix-Aberdeen Series Fund (the "Fund") revoking any and all previous proxies heretofore give for shares of the Fund held by the undersigned, hereby constitutes and appoints Philip R. McLoughlin, Thomas N. Steenburg and William E. Keen, III, and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on August 7, 1998 at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act, with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below.

To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed, self-addressed, postage-paid envelope.


This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.


          THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND
                WHO RECOMMEND A VOTE "FOR" EACH OF THE PROPOSALS

[x]    Please mark vote as in this Example.

PROPOSAL 1.   TO APPROVE OR NOT APPROVE INVESTMENT ADVISORY AGREEMENT
              WITH PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC

              [  ] FOR         [  ] AGAINST     [  ] ABSTAIN

PROPOSAL 2.   TO APPROVE OR NOT APPROVE INVESTMENT SUB-ADVISORY AGREEMENT
              WITH ABERDEEN FUND MANAGERS, INC.

              [  ] FOR         [  ] AGAINST     [  ] ABSTAIN

PROPOSAL 3.   TO APPROVE OR NOT APPROVE INVESTMENT SUB-ADVISORY AGREEMENT
              WITH PHOENIX INVESTMENT COUNSEL, INC.

              [  ] FOR         [  ] AGAINST     [  ] ABSTAIN

PROPOSAL 4.   TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
              MEETING OR ANY ADJOURNMENT THEREOF

Please be sure to sign and date this Proxy.

                                            Date:

    --------------------------------        ------------------------------------
    Shareholder sign here                   Co-owner sign here

NOTE: Please sign exactly as you name appears hereon. If shares are registered in more than one name, all registered shareholders should sigh this proxy; but if one shareholder signs, this signature binds the other shareholder. When signing as an attorney, executor, administrator, agent, trustee, or guardian, or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.

This proxy may be revoked by the shareholder(s) at any time prior to the Special Meeting of Shareholders.


RECORD DATE SHARES: